Investor Day 2021

8 Source: Internal estimates and “Which Industries Present the Brightest Growth Opportunities for Technology Investments?” International Data Corporation, August 2021.

11 150+ 2 35% 2 1,200+ 1 1Based on financial institution customers signed as of September 30, 2021. 2Based on total assets reported by FDIC and NCUA, respectively, for all financial institutions as of September 30, 2021.

12 1 ~4B ~$2.5T 2 ~$4T 3 1Logins to our digital banking platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021 2Money transferred through our digital banking platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021. 3Total dollar amount of loans priced through our PrecisionLender platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021.

13 1 2 2 1Based on merger and acquisiton announcements involving all FDIC and NCUA charted financial institutions from January 1, 2021 to September 30, 2021. Calculated by taking all transactional announcements in which a customer of Q2, at the time of the announcement, was either the acquiror, acquiree or named as part of a merger, and taking the percentage of events in which Q2 customers were either the acquiror, or in a merger of equals. Data provided by S&P Global and internal company data as of December 14, 2021. 2 Based

15 1 2

23 1Recognized as one of Austin-American Statesman’s Greater Austin Top workplace in 2021, marking its eleventh consecutive year on the list.

26 1

27 1 Diversity metrics from our ESG report published on May 6, 2021 1 Total spend committed to raises and promotions for the years 2020 and through the first three quarters of 2021.

28 Launched inaugural ESG report in 2021

33 Digital ONBOARDING

35 1 Based on internal data, from January 1, 2021 to November 30, 2021.2 Based on internal company estimates as compared to estimated industry average.

36 Integrated Products 1 From January 1, 2021 to November 30, 2021.2 As of September 30, 2021 and provided from Standard & Poor.

41 , &

42 ,

62 1 1Based on internal industry estimates for the duration from an initial sales cycle discussions to deployment for a customer.

63 1Based on internal estimates as compared the estimated duration from an initial product purchase to deployment for a customer in the traditional timeline as described on the prior slide.

65 1. Source: Experian Annual Report, June 2021. 2.Source: Goldman Sachs How the Next Payments Frontier will Unleash Small Business, September 2018. 3. Source: Fortune Business Insights Identity Theft Protection Services Market Size, Share & COVID-19 Impact Analysis, April 2021. 4. Source: IBIS World HR & Payroll Software in the US – Market Size 2002-2026.

72 +

76Reflects the revenue of three distinct customers. These examples are not necessarily indicative of revenue expansion across all BaaS customers .

1

821 As of December 14, 2021.

84 1 2 2 2 2 1 3 1 As of December 14, 2021. 2 3

87 $1.5B 1 3 1 2 1 2 Generated from Q2 customers between December 1, 2021 to November 30, 2021. 3 Based on internal estimates.

$23B Expanding TAM $13B Existing TAM $0.5B Current Penetration Source: Internal estimates and “Which Industries Present the Brightest Growth Opportunities for Technology Investments?” International Data Corporation, August 2021.

1 For digital banking paltform customers as discussed in Form 10-K, filed on February 19, 2021. 2 Based on digital banking platform customers that went live from 2010-2019. Growth of contracted recurring revenue by Q2 platform customers 36 months after implementation. 3Average gross margin of Digital Banking Platform customers that renewed in 2021. Gross Margin is calculated based on the monthly subscription and transactional revenue derived from those customers and the cost associated with the ongoing subscription and maintenance costs required to continue supporting them. 70%43%66MO Digital Banking Platform Customers

Digital Banking Platform Customers

Our digit

1 Average selling price is derived from digital banking platform deals sold within each respective time period.2 Calculated by taking the number of average products sold to new digital banking platform customers signed in the first 9 months of 2021, as compared to the number of products sold to new digital banking platform customers in the full year 2017. 3 Calculated by taking the median customer asset size for digital banking customers signed in 2021 as compared to the median customer asset size for digital banking platform customers signed in 2017.

1

Contains Subscription, Services and Transactional Revenue

Growth Acceleration in 2023, Long Runway to Sustain High Growth

103 APRIL 2021 PA S T Y E A R Balanced and prudent approach

104 2 1 2026

Q&A

Appendix

Digital Banking customers at the end of 2020 as discussed in form 10-K, filed on February 19, 2021. Average Net Revenue Retention for full years 2018, 2019 , 2020 and for the first 9 months of 2021. Based on digital banking platform customers that went live from 2010-2018. Growth of contracted recurring revenue by Q2 platform customers 36 months after implementation. Long Runway to sustain High Growth and Margin Expansion 2026 Targets $1.2B Total Revenue +60% Gross Margin +20% Adjusted EBITDA +1,300 450 ~20M 30% 119% 43% 66 Months 70%

• • • •

Investor Day 2021

Safe Harbor Statement

This presentation and the accompanying oral presentation contain forward-looking statements and information that are based on our management's beliefs and assumptions and on information currently available to our management. The statements and information contained in this presentation that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements and information concerning our estimated, possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, growth opportunities, market opportunities, addressable market, product development, and the effects of competition.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would, " "strategy," "future," "likely" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control, including the COVID-19 outbreak and the associated efforts to limit the spread of the disease. Factors that may cause such differences include, but are not limited to, the risks described under "Risk Factors" in our Form 10-Q for the quarter ended September 30, 2021 and those discussed in other documents we file and furnish with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes references to adjusted EBITDA, which is a non-GAAP financial measure under SEC rules. We define adjusted EBITDA as net loss before, as applicable for the period discussed, interest, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, amortization of technology and intangibles, and unoccupied lease costs. This presentation also references non-GAAP revenue, which excludes the impact of PrecisionLender purchase accounting. This presentation also references non-GAAP gross margin, which adjusts GAAP gross margin to exclude the effects of stock-based compensation and amortization of acquired technology. This presentation also references non-GAAP measures of the following GAAP measures, which in each case excludes stock-based compensation: sales and marketing expense; and general and administrative expense. Management believes that these non-GAAP measures are useful measures of operating performance because they exclude items that we do not consider indicative of our core performance. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, the most directly comparable GAAP measure, or other financial measures prepared in accordance with GAAP. Our management uses these non-GAAP financial measures as a measure of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning our financial performance. We have provided a reconciliation of non-GAAP revenue to GAAP revenue at the end of this presentation. A reconciliation of forward-looking non-GAAP financial measures used in this presentation to their most comparable GAAP measures is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, certain of the adjustments made to such measures that may be incurred in the future.

Unless otherwise indicated, all financial measures discussed in this presentation are presented on a non-GAAP basis.

Agenda

1. **Our Vision**
   Matt Flake, President & CEO
2. **Talent, Culture, and ESG**
   Kim Rutledge, EVP
3. **Our Strategy**
   Will Furrer, CSO
4. **Emerging Businesses**
   Jonathan Price, EVP
5. **Our Technology**
   Adam Blue, CTO
6. **Financial Model & Targets**
   David Mehok, CFO
7. **Q&A**



Matt Flake

President and Chief Executive Officer

Forces Shaping the Future of Financial Services


Covid
Digitizing the entire bank
Financial Institutions
Unbundling
New entrants driving innovation
Fintechs
$
Expectations
Embedding banking everywhere
TM
Brands

The Convergence in Financial Services is Underway


Financial Institutions
Fintechs
Brands
FINANCIAL INSTITUTIONS
FINTECHS
BRANDS
Q2

Q2 Sits at the Center of the New Frontier


FINANCIAL INSTITUTIONS
FINTECHS
BRANDS
Q2

Our Market is Large and Rapidly Expanding


Expanding TAM
$23B
Existing TAM
$13B
IPO
$3.5B
2014
2021
2026

Q2

Source: Internal estimates and "Which Industries Present the Brightest Growth Opportunities for Technology Investments?" International Data Corporation, August 2021.

Executing Our Long-Term Growth Strategy



~$1.2B
Total Revenue
Expanding
Relationships
Landing
New Business
Relentless
Innovation
~$500M[1]
Total Revenue
2021
2026

[1]Based on the midpoint of full year non-GAAP revenue guidance issued on November 4, 2021. The forward-looking figures in this table represent Q2's long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

Q2 is Digitizing The Entire Bank

Broad and Deep Solution Portfolio

- Banking Consumer, SMB & Corporate
- Financial Wellness
- Data & Insights
- Security & Fraud
- Consumer & SMB Account Opening
- Lending & Profitability
- Marketing
- Treasury Onboarding & Pricing
- and more…

Highly Strategic Customer Base

1,200+ Financial institution customers[1]	Broad market coverage
150+ Tier 1 customers over $5B in total assets[2]	Growing with our customers
35% of the top 100 US banks are Q2 customers[2]	Proven enterprise partner

[1]Based on financial institution customers signed as of September 30, 2021. [2]Based on total assets reported by FDIC and NCUA, respectively, for all financial institutions as of September 30, 2021.

Q2

Powering Critical Banking Engagement at Scale

~4B Logins[1]	Operating securely and at scale
~$2.5T Money movement[2]	Supporting critical banking engagement
~$4T Loans priced[3]	Enhancing our customer's relationship profitability

[1]Logins to our digital banking platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021 [2]Money transferred through our digital banking platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021. [3]Total dollar amount of loans priced through our PrecisionLender platform. Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021.

Driving Favorable Outcomes for our Customers

~95% Customers are acquirors, or merger of equals, in M&A Involving a Q2 Customer[1]	Acquisitive customer base
+2% Deposit Growth Relative to Peers [2]	Growing faster
~200BPS Better Net Operating Efficiency Relative to Peers[2]	Operating more efficiently

[1]Based on merger and acquisiton announcements involving all FDIC and NCUA charted financial institutions from January 1, 2021 to September 30, 2021. Calculated by taking all transactional announcements in which a customer of Q2, at the time of the announcement, was either the acquiror, acquiree or named as part of a merger, and taking the percentage of events in which Q2 customers were either the acquiror, or in a merger of equals. Data provided by S&P Global and internal company data as of December 14, 2021. [2] Based on data from all Banks in the Untied States from January 1, 2019 to June 30, 2021 as provided by FDIC / SNL. Total Customer Deposits and Net Operating Efficiency as defined in the appendix of this presentation.

Q2

Opening Our Platform Accelerates Innovation for Customers and Partners


Fintechs
Financial Institutions
Q2
Innovation Studio

Q2

Q2 Innovation Studio Creates a Unique Financial Services Ecosystem

Q2 Innovation Studio

50+ Technology partners[1]	Available for rapid deployment
800+ Total developers[2]	Building value into our solutions

Creates new opportunities for incremental, high-margin revenue to our business

[1]More than 50 technology partners have integrated applications within Q2 Innovation Studio as of December 14, 2021. [2] Total developers is inclusive of all Q2 developers as well as active and registered developers outside of the organization with access to the SDK sandbox environments as of December 14, 2021.

The Final Building Block: Enabling Banking in Everyday Experiences

Financial Institutions

The Final Building Block: Enabling Banking in Everyday Experiences


Brands
Financial Institutions
Q2 BaaS

Leading Brands Create Personalized Banking Experiences with Q2 BaaS

1B+ Monthly API Calls[1]

10M+ End Users[2]

acorns

Betterment

Top Fintechs & Brands

Embedding banking into **everyday life**

[1]Based on submitted API requests to our CorePro platform. Based on monthly averages for the first 6 months of 2021. [2] Users on our CorePro platform as of December 14, 2021. These users are separate and independent from the Registered Users on our digital banking platform. CorePro platform is defined in the appendix of this presentation.

Q2 is Positioned for Long-Term Success


New Frontier
of Financial Services
High Long-Term Growth
Growing Market Opportunity
Building New Industry Ecosystem
Highly Strategic Customers
Broad & Deep Solution Portfolio
Relentless Innovation
Winning New Business
Expanding Relationships



Kim Rutledge

EVP, People

Pursue
ESG Initiatives

Promote
Diversity, Equity &
Inclusion

Retain and
Attract Talent

Our People
Enable Our Success

Our Mission-Driven Culture

Grow Our Team

Define Our Goals

Reward Our Employees



Q2

Q2 is a Recognized Top Workplace

TOP WORK PLACES 2021

11 years
Austin, Texas[1]

Top Workplace Awards

Nebraska
North Carolina
Minnesota



[1]Recognized as one of Austin-American Statesman's Greater Austin Top workplace in 2021, marking its eleventh consecutive year on the list.

Enabling us to Attract Top Talent

+20% Jobs filled internally[1]

+20% Promotion Rate[2]

+25% Jobs filled internationally[2]



[1] From January 1, 2021 to November 30, 2021. [2] From January 1, 2020 to November 30, 2021. [3] From January 1, 2019 to November 30, 2021.

Which Drives Ongoing Business Success


Business success
Our culture
Top workplace
Attract talent

Equity Grants
Program

Stock Purchase
Plan In 2022

Our People are Invested in Our Mission

To Build Strong and Diverse Communities
by Strengthening their Financial Institutions

Code2College

INTERNATIONAL RELIEF TEAMS

CENTRAL TEXAS FOOD BANK

BLACK GIRLS CODE

FoodBank OF LINCOLN

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

+4,000hrs[1]
Employee donations

[1]Logged from employees from January 1 to November 30, 2021.

Q2

We Emphasize Diversity, Equity & Inclusion

	Female	Non-White
Global Workforce	34%	28%
Board Makeup	38%	13%

$19M

In raises delivered; focus on pay equity[1]

Q2

Diversity metrics from our ESG report published on May 6, 2021 [1] Total spend committed to raises and promotions for the years 2020 and through the first three quarters of 2021.

We are Committed to ESG Initiatives

Launched inaugural ESG report in 2021

May 2021

Environmental, Social & Governance Report

Go-forward

Increased transparency into our ESG efforts

Focused on **continued improvement**

ESG report published on May 6, 2021.



WILL FURRER

Chief Strategy Officer

Our Strategy is Consistent


Relentless Innovation
Winning New Business
Expanding Relationships

The Digital Bank is the Center of Our Strategy

Fintechs

The Digital Bank

Solution Portfolio

Strategic Customers

Real-time Integrations

Extensive Data

Brands

Q2

Comprehensive Portfolio Powers the Digital Bank


Fintechs
The Digital Bank
Pay
Save
Borrow
Spend
Manage
Banking
Consumer, SMB & Corporate
Lending
Onboarding
Security & Fraud
Data & Insights
Brands

End to End Digital Onboarding Drives Customer Account Profitability

Digital
ONBOARDING

- Account Opening
- Direct Deposit Switch
- Debit Card
- Credit Card

Integrated Products

Outcomes

~1M Accounts[1]

~5M Switches[1]

[1] Cumulative totals from January 1, 2020 to September 30, 2021.

Financial Wellness Delivers a Differentiated Consumer Banking Experience

Financial
WELLNESS

Q2

Financial Goals

Planning

Spending

Budgeting

Integrated Products

Outcomes

~2M
Total accounts aggregated[1]

$52B
Total value in aggregated accounts[1]

[1] Based on total accounts as of November 30, 2021.

Onboarding and Pricing Treasury Services is Critical for Commercial Accounts

Integrated
COMMERCIAL

Q2

SMB & Commercial Banking	Security & Fraud
Commercial Sales Enablement	Treasury Pricing & Onboarding

Outcomes

~$300M Business banking check fraud stopped [1]

>50% Reduction in onboarding time[2]

Integrated Products

[1] Based on internal data, from January 1, 2021 to November 30, 2021. [2] Based on internal company estimates as compared to estimated industry average.

Digitizing Credit Relationships and Maximizing their Profitability

Digital
LENDING & PROFITABILITY Q2

SMB Onboarding	SMB Lending
Commercial Banking	Relationship Pricing

Outcomes

140K
Total loan opportunities priced[1]

Commercial Loan ROE
230BPS
above industry average[2]

Integrated Products

[1] From January 1, 2021 to November 30, 2021. [2] As of September 30, 2021 and provided from Standard & Poor.

Turning Comprehensive Data into Insights that Tailor Experiences



Insights
Insights
Digital Onboarding
Financial Wellness
Integrated Commercial Office
Lending & Profitability
Insights
Insights
Data | Analytics | Machine Learning

Q2

Our Solutions Give us Access to the Entire Market


Financial Institutions
Global Enterprise Banks
Regional and Mid-Tier Banks
Community Banks and Credit Unions

And Budgets Spanning the Entire C-Suite



Multiple Buyers
CEO
COO
CTO
CMO

Winning with Growth-Minded, Strategic Banks

SeacoastBank



Q2
Consumer Digital Banking
SMB & Commercial Digital Banking
Account Onboarding
Security & Fraud
Marketing
Goals
2021 Signed New Contract

End-to-End Solutions Differentiate Q2

A Single Partner,
Frictionless Experiences
& **Integrated Data Across Solutions**

SeacoastBank

end-to-end
DIGITAL BANKING PLATFORM

- Consumer Digital Banking
- Account Onboarding
- SMB & Commercial Digital Banking
- Marketing
- Goals
- Security & Fraud

2021 Signed New Contract

Q2

Enabling us to Expand Bookings

A Single Partner,
Frictionless Experiences
& **Integrated Data**
Across Solutions

SeacoastBank

end-to-end
DIGITAL BANKING PLATFORM

Account Onboarding

Marketing

SMB & Commercial Digital Banking

Consumer Digital Banking

Security & Fr

2021 Signed New Contract

~2X

Larger MRR



2017
SeacostBank

Based on contractually committed minimum monthly recurring revenue (MRR) associated with Seacoast versus average MRR associated with deals in 2017.

Q2

Comprehensive Portfolio also Enables Expansion

Mercantile Bank of Michigan



Consumer, SMB, and Commercial Banking
Consumer Account Opening
SMB Account Opening
Treasury Services Onboarding
2013 Initial Contract

Driving Bookings Growth Over Time

Mercantile®
Bank of Michigan

end-to-end
DIGITAL BANKING PLATFORM

Consumer, SMB, and Commercial Banking

Consumer Account Opening

SMB Account Opening

2021 Renewal

~5X
MRR growth compared to initial contract

Long-Term
Contract extension

Based on contractually committed monthly recurring revenue (MRR) in 2021 as compared to the initial contractually committed amount for Mercantile Bank of Michigan.

Opening Our Platform Accelerates Innovation and Fintech Partnerships



Embedded FINTECH
Integration into the bank
Fintechs
3rd Party Partner
Self-Builders
Q2 Innovation Studio
The Digital Bank
Brands

Which Multiplies the Innovation Capacity

FROM Q2

Financial Ecosystem Creators

- Fintechs
- 3rd Party Partners
- Self-Builders

VALUE

Innovation Studio

Unlocks Revenue Opportunities for Customers and Q2


$
Financial Ecosystem Creators
Fintechs
3rd Party Partners
Self-Builders
VALUE
Innovation Studio
$
Financial Institutions
$
Account Holders

Q2

And Enables New Collaboration and Innovation

Stanford FEDERAL CREDIT UNION

Q2 Innovation Studio

Wise Developers

Stanford FCU Developers

Q2 SDK Developers

3rd Party Developers

Q2

Driving Impactful Results for Our Customers

Wise Developers

Q2 SDK Developers

INTERNATIONAL RETAIL WIRE TRANSFERS

Q2 Innovation Studio

Stanford FCU Developers

3rd Party Developers

Stanford FEDERAL CREDIT UNION

Our Cloud-Based Core Enables BaaS


Embedded FINTECH
The Digital Bank
Banking-as-a-Service
Embedded FINANCE
Banking Embedded into everyday life

Our Strategy is Consistent


New Frontier
of Financial Services
Creating Value with Existing Customers
Access to Budgets Across The Enterprise
Opening Our Platforms
Our Data Creates Value
Integrated End-to-End Solutions
Relentless Innovation
Winning New Business
Expanding Relationships



JONATHAN PRICE

EVP, Emerging Businesses

The Convergence of Financial Services is Underway


Financial Institutions
Fintechs
Brands
BRANDS
THE DIGITAL BANK
FIN TECHS
Q2

Q2

But Significant Hurdles Exist

Financial Institutions

CHALLENGES

- New entrants driving innovation & competitive pressure
- Resource Constraints
- Customer expectations higher than ever before

Fintechs & Brands

CHALLENGES

- Regulation hurdles
- Closed, legacy technology in financial services

Driving Alignment and Cooperation Instead of Competition

Financial Institutions

Fintechs & Brands

And Giving Rise to New Business Models

Embedded FINTECH

Integration Into The Bank

Embedded FINANCE

Banking embedded into everyday life

Q2's Core Business Unlocks these New Opportunities

~20M Digital Banking Users[1]

450+ Financial Institutions[2]

1,000+ Integrations[1]

10M+ BaaS Users[1]

[1] As of December 14, 2021. [2] As of December 31, 2020 and disclosed in our most recent Form 10-K.

And Giving Rise to New Business Models

Embedded FINTECH

Integration Into The Bank

Embedded FINANCE

Banking embedded into everyday life

Q2 Innovation Studio

Q2 BaaS

Embedding Fintech Through Q2 Innovation Studio

Embedded FINTECH

Integration Into The Bank

Embedded FINANCE

Banking embedded into everyday life

Q2 Innovation Studio

Q2 BaaS

Drives More Innovation to Banks, Faster

Embedded FINTECH

Integration Into The Bank

- Extend the digital banking environment
- Fast and easy for any fintech to embed their offering
- Curating a large ecosystem of partners

Creating an App Store-Like Experience

Incorporating Fintech solutions into the banking experience


Fintech Tools
Credit Monitoring
Background Checks
Live Chat Support

Integrate Once, Distribute to Many

Q2

Traditional Partnership and Integration Process is Broken

9 to 15-month timeline [1]



[1]Based on internal industry estimates for the duration from an initial sales cycle discussions to deployment for a customer.

Innovation Studio Delivers Time and Cost Savings

Q2 Innovation Studio



>50%

Reduction in deployment time and cost[1]

[1]Based on internal estimates as compared the estimated duration from an initial product purchase to deployment for a customer in the traditional timeline as described on the prior slide.

Creating New Revenue Opportunities for Q2 and our Customers


FINTECHS
Q2
Innovation
Studio

Giving Q2 Access to Large, New Markets

CONSUMER

Credit Monitoring +$130B[1]

Identity Protection +$10B[3]

SMB & CORPORATE

B2B Payments +$180B[2]

HR & Payroll +$10B[4]

Q2

1. Source: Experian Annual Report, June 2021. 2.Source: Goldman Sachs How the Next Payments Frontier will Unleash Small Business, September 2018. 3. Source: Fortune Business Insights Identity Theft Protection Services Market Size, Share & COVID-19 Impact Analysis, April 2021. 4. Source: IBIS World HR & Payroll Software in the US – Market Size 2002-2026.

Positioning Q2 as THE Strategic Partner


$
Accelerating Innovation
Driving Differentiation
Partner Ecosystem
Creating New Revenue

Q2

Embedding Fintech Through Q2 Innovation Studio

Embedded FINTECH

Integration Into The Bank

Q2

Embedded FINANCE

Banking embedded into everyday life

Q2 Innovation Studio

Q2 BaaS

Embedding Finance Through Q2 BaaS

Embedded FINTECH

Integration Into The Bank

Embedded FINANCE

Banking embedded into everyday life

Q2 Innovation Studio

Q2 BaaS

Unlocks Banking Solutions for Brands



Financial institution partnerships
Flexible technology
Unlocks banking for brands
Q2
Embedded FINANCE
Banking embedded into everyday life

Bringing Finance into Everyday Life

Putting banking solutions into the brands' ecosystem


Banking Solutions
Debit Card
Line of Credit
Wire Transfer

Significant Barriers to Entry in Financial Services


Innovative Brands
Q2
Highly Regulated
Legacy Technology Infrastructure

Q2 BaaS Unlocks Banking for Fintechs and Brands

Cloud-Based Core Processor

- Real-Time Ledgering
- API Based
- Pre-Integrated 3rd Party Functionality

+

Financial Institution Partners

- Issue Accounts & Cards
- Hold & Insure Deposits
- Move Money

Q2

acorns

“We were impressed with the technology, the flexibility, the API structure, the pricing model and the simplicity of it.”

Manning Field, Chief Business Officer, Acorns

Usage Drives Revenue Expansion

Usage Based Revenue

Excess User Fees

Transaction Fees

Interchange


Revenue
Increased Usage

Focused on Large, Established Brands

Large Distribution Models

Leading Marketing Engines

Strong Brand Loyalty


Q2
Financial Institutions
Fintechs
Brands

Driving Meaningful Revenue Expansion Over Time


Total Revenue by Year
Compared to Minimums
~7x
~10x
~13x
Year 1
Year 2
Year 3
Client A
Year 1
Year 2
Client B
Year 1
Year 2
Year 3
Year 4
Client C

Reflects the revenue of three distinct customers. These examples are not necessarily indicative of revenue expansion across all BaaS customers .

Positioning Q2 BaaS for Rapid Growth



>$100M[1]
2021
2022
2023
2025
2026



Differentiated Solution



Focused GTM strategy



Existing clients grow rapidly

[1] Target of greater than $100 Million Non-GAAP Revenue contribution from our Banking as a Service Business for the full year of 2026.

Emerging Businesses Create Long-Term Potential for Q2


New Frontier
of Financial Services
Accelerating Innovation
Differentiating Digital Banking
Enabling Embedded Fintech & Finance
Opening new TAM Opportunities
Accelerating growth and margin expansion for Q2
Relentless Innovation
Winning New Business
Expanding Relationships



ADAM BLUE

Chief Technology Officer

Q2's mission drives our innovation and informs our technology choices

We Have Created Two Special Purpose Platforms

The
Digital Banking
Platform

Banking-
as-a-Service
Platform

Q2

Our Comprehensive Portfolio Demands Vast Integrations Operating At Scale


Digital Banking Platform
Integrations
Spanning across the financial services eco-system
Core
mRDC
Statements
Cards
ACH
Wire
Etc.

+1,000
INTEGRATIONS[1]

[1] As of December 14, 2021.

Q2

Industry Experience Inspired a Novel Approach to Engineering our Banking-as-a-Service Platform


Core Processing
Account Mgmt. and Cards
Identity Verification
Risk Management
Other
Enabling Others to Build Financial Experiences
APIs
Banking-as-a-Service Platform

Our Platforms are Proven and Deliver Banking Engagement at Scale

~20M
Users[1]

~$2.5T
Money Movement[2]

~13B
Minutes of Engagement[2]

~4B
Logins [2]

~$4T
Loans Priced[2]

10M+
BaaS End Users[1]

~1B
Monthly API Calls[3]

[1] As of December 14, 2021. [2] Full year estimates for calendar year 2021, based on internal company data as of December 14, 2021. [3] Based on submitted API requests to our CorePro platform. Based on monthly averages for the first 6 months of 2021.

Q2

Engagement Creates Data, Yielding Insights Used to Tailor Digital Experiences


Engagement
Insights
Data

The Flywheel Creates Units of Insight - Fueling Innovation and Improved Outcomes


Relationship Pricing
Target Marketing
Security & Fraud
Dynamic Personalization
Valuable Data-centric Products
Units of Insight
DATA

Insights Drive Business Results in Key Areas

Commercial Banking Fraud

$1.5B Stopped in Fraud[1]

Pricing and Profitability

~45K Loans[1]

$6B Net Interest Income[2]

Target Marketing

>150% Improvement in Digital Marketing Success Rates[3]

Q2

[1] Based on internal data, between January 1 2021 to November 30, 2021. [2] Generated from Q2 customers between December 1, 2021 to November 30, 2021. [3] Based on internal estimates.

Opening Our Digital Banking Platform Multiplies Our Competitive Advantage…

Embedded FINTECH

Q2 Innovation Studio

It's easy.
It's deep.
It's fast.

Robust in its capabilities

The Digital Banking Platform

Integrations

- Core
- mRDC
- Statements
- Cards
- ACH
- Wire
- Etc.

And Creates Benefits for Q2 and Our Customers

Developers Become First-Class Citizens in Feature Development


Q2
Innovation Studio
Development Environment
• Build Code
• Test Code
• Deploy Features

Q2

Our Technology Provides a Foundation for Long-Term Success


New Frontier
of Financial Services
Purpose-Built Platforms Power Innovation
Vast Integrations Unlock Value
Creating A Comprehensive Flywheel
Re-Usable Units of Insight Drive Value
Opening the Platform
Relentless Innovation
Winning New Business
Expanding Relationships

Q2



Q2

DAVID MEHOK

Chief Financial Officer

Our Market is Large and Rapidly Expanding


Expanding TAM
$23B
Existing TAM
$13B
Expansion Opportunity
~$3B
Current Penetration
$0.5B
2021
2026

Source: Internal estimates and "Which Industries Present the Brightest Growth Opportunities for Technology Investments?" International Data Corporation, August 2021.

Increasing Value from Long-Term Relationships

Digital Banking Platform Customers

66 MO
Avg. Contract Length[1]

43%
Avg. Contracted Recurring Revenue Growth at 36 months[2]

70%
Customer Gross Margin at Renewal[3]

[1] For digital banking paltform customers as discussed in Form 10-K, filed on February 19, 2021. [2] Based on digital banking platform customers that went live from 2010-2019. Growth of contracted recurring revenue by Q2 platform customers 36 months after implementation. [3]Average gross margin of Digital Banking Platform customers that renewed in 2021. Gross Margin is calculated based on the monthly subscription and transactional revenue derived from those customers and the cost associated with the ongoing subscription and maintenance costs required to continue supporting them.

Consistently High Revenue Retention

Net Revenue Retention Rate[1]



119%
Average
114%
120%
122%
120%
2018
2019
2020
1-3Q 2021

Revenue Retention Drivers



Additional Solutions
+
Additional Users
Organic Growth
Bank M&A

[1] Net Revenue Retention Rate as defined and discussed in form 10-K, filed on February 19, 2021. Average Net Revenue Retention for full years 2018, 2019, 2020 and for the first 9 months of 2021.

Q2

Increasing Revenue Growth with Existing Clients

Digital Banking Platform Customers



+10%
12 Months
+27%
24 Months
+43%
36 Months
+60%
48 Months
Contracted Recurring Revenue % Increase[1]

[1] Represents the average customer increase in contracted recurring revenue from all digital banking platform customers that went live from 2010 through 2019, for 12 months, 24 months, 36 months, and 48 months, respectively.

$3B Cross Sell Opportunity

Across all 1,200+ of our Current Customers

Digital Lending
250+
CUSTOMERS

Digital Banking Platform
450+
CUSTOMERS[1]

Off Platform Solution
600+
CUSTOMERS


CROSS SELL
OPPORTUNITY
$500M
$1B
$1.5B

[1] Our digital Banking platform customer count was 450 at the end of 2020 as discussed in form 10-K, filed on February 19th, 2021. Cross sell opportunity is the estimated amount of annual recurring revenue we believe we can generate from our existing customers through the adoption of additional solutions. We believe these estimates to be achievable based upon the existing customers and solutions that we currently have today.

Scope and Size of New Opportunities is Growing

Driven by Expanding Set of Solutions, Winning Up-Market



Average Selling Price[1]
1.8x
COHORT
2017
2018
2019
2020
2021

From 2017 to 2021

43% # of Products Included in New Deals[2]

76% Median Customer Asset Size[3]

[1] Average selling price is derived from digital banking platform deals sold within each respective time period. [2] Calculated by taking the number of average products sold to new digital banking platform customers signed in the first 9 months of 2021, as compared to the number of products sold to new digital banking platform customers in the full year 2017. [3] Calculated by taking the median customer asset size for digital banking customers signed in 2021 as compared to the median customer asset size for digital banking platform customers signed in 2017.

Q2

Increased Revenue Opportunity Beyond Initial Booking



Innovation Studio
Incremental Revenue
Initial Booking
7x
1.5x
BaaS[1]
Digital Banking[2]

[1] As measured over a two-year period following the initial signing of a customer. Calculated for a group of BaaS customers which collectively generated over 90% of total interchange revenue recognized for the quarter ending September 30, 2021. These customers were contracted throughout 2018 to 2020, respectively. [2] As measured over a two-year period following the initial go-live of a customer, for all Q2 paltform customers that went live on or after January 1, 2014.

Growing Annualized Recurring Revenue

Contains Subscription, Services and Transactional Revenue



$ in Millions
$276.6
$371.6
$462.3
$539.6
2018
2019
2020
2021
25%
CAGR
From Sept. '18 to '21

Annualized Recurring Revenue (ARR) is defined in the appendix of this presentation.

Net New Resurgence Driving Revenue Growth Acceleration in 2023



% of Total Bookings
Renewal
Cross Sell
Net New
2018
2019
2020
2021



Y/Y Revenue Growth[1]
+300 bps
15-16%+
2022
2023

[1] Estimated as of December 14, 2021.

Five-Year Revenue Growth Drivers


~$1.2B
Total Revenue
Emerging Business
Customer Growth
Cross Sell
New Business
~$500M[1]
Total Revenue
2021
2026

[1]Estimated non-GAAP revenue guidance based on the midpoint of full year non-GAAP revenue guidance issued on November 4, 2021. The forward-looking figures in this table represent Q2's long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

Five-Year Target Model

Growth Acceleration in 2023, Long Runway to Sustain High Growth

	2022	2023 - 2025	2026
Revenue Growth	~15-16%+	~20% CAGR	~20%
Gross Margin	~52%	~150 - 250bps Annually	~60%
Adj EBITDA Margin	~7%	~300 - 400bps Annually	~20%

The forward-looking figures in this table represent Q2's long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

Q2

Deploying Capital to Deliver Long-term Value

Balanced and prudent approach

PAST YEAR

NOV 2020

Raised $127M net through issuance of $350M .125% convertible notes, net of swap unwind and exchanges for .75% 2023 notes

APRIL 2021

Acquired ClickSWITCH for $66M

MAY 2021

$57M net use of capital for purchase of .75% 2023 notes and swap unwind

GO-FORWARD

Explore potential acquisitions that we believe address adjacent and pressing needs.

Organic investments in technology and resources that will accelerate our competitive advantage and open new markets

Capitalizing on our Growing Opportunity



Expanding Market Opportunity
Generating Cross Sale with Solution Breadth
Strong Organic User Growth
Recurring & Predictable Revenue
High-Growth and Margin Expansion
Relentless Innovation
Winning New Business
Expanding Relationships

~$1.2B
Revenue[1]

~+20%
Adj EBITDA Margin[2]

2026

[1]non-GAAP revenue target for full-year 2026. [2] Adjusted EBITDA margin target for full-year 2026. The forward-looking figures in this table represent Q2's long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

Q2

Q2 is Positioned for Long-Term Success


New Frontier
of Financial Services
Long-term Profitable Growth
Expanding Market Opportunity
Facilitating Bank, Fintech, Brand Partnership
Executing Core Business
Leading Industry Transformation
Relentless Innovation
Winning New Business
Expanding Relationships

Q&A

Appendix

Strong Visibility, High Retention, Expanding Opportunity

Long Runway to sustain High Growth and Margin Expansion

+1,300
Total Customers

30%
Revenue CAGR since IPO[1]

66 Months
Avg. Contract Length[2]

70%
Avg. Customer Gross Margin at Renewal[3]

450
Digital Banking Platform Customers[4]

119%
Avg. Annual Revenue Retention Rate[5]

~20M
Registered End Users[6]

43%
Avg. Customer Contractual Recurring Revenue Growth at 36 months[7]

2026 Targets

$1.2B	+60%	+20%
Total Revenue	Gross Margin	Adjusted EBITDA

The forward-looking figures in this table represent Q2's long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

[1] Calculated using full year 2014 to full year 2021, based on historical full year non-GAAP revenue totals and the midpoint of non-GAAP revenue guidance for 2021 as issued on November 3, 2021. [2] For digital Banking platform customers as discussed in form 10-K, filed on February 19, 2021. [3] Average gross margin of Digital Banking Platform customers that renewed in the first 9 months of 2021. [4] Digital Banking customers at the end of 2020 as discussed in form 10-K, filed on February 19, 2021. [5] Average Net Revenue Retention for full years 2018, 2019 , 2020 and for the first 9 months of 2021. [6] Registered end users on our digital banking platform, rounded to the nearest million, as of December 14th, 2021 . [7] Based on digital banking platform customers that went live from 2010-2018. Growth of contracted recurring revenue by Q2 platform customers 36 months after implementation.

Definitions

Adjusted EBITDA: We define adjusted EBITDA as net loss before depreciation, amortization, stock-based compensation, certain costs related to our recent acquisitions, (benefit from) provision for income taxes, interest and other (income) expense, net, deferred revenue reduction from purchase accounting, partnership termination charges, loss on extinguishment of debt, and unoccupied lease charges. We believe that adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results for the following reasons:

- adjusted EBITDA is widely used by investors and securities analysts to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon their financing, capital structures and the method by which assets were acquired;
- our management uses adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, in the preparation of our annual operating budget, as a measure of our operating performance, to assess the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance;
- adjusted EBITDA provides more consistency and comparability with our past financial performance, facilitates period-to-period comparisons of our operations and also facilitates comparisons with other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
- our investor and analyst presentations may include adjusted EBITDA as a supplemental measure of our overall operating performance.

Annualized Recurring Revenue: Annualized recurring revenue (ARR) is defined as the annualized value of all recurring revenue recognized in the last month of the reporting period, with the exception of variable revenue in excess of contracted amounts for which we instead take the average monthly run rate of the trailing three months within that reporting period. Our ARR also includes the contracted minimums associated with all contracts in place at the end of the quarter that have not yet commenced, and revenue generated from premier services.

ARR does not include revenue from other professional services or other sources of revenue that are not deemed to be recurring in nature. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, actual customer usage and transactional fees, and renewal rates. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. Our use of ARR has limitations as an analytical tool, and investors should not consider it in isolation. Other companies in our industry may calculate ARR differently, which reduces its usefulness as a comparative measure. Variable revenue considerations are described in detail in our Form 10-Q filed November 4, 2021.

API: Application Programming Interface.

Definitions

Churn: The amount of any monthly recurring revenue losses due to customer cancellations and downgrades, net of upgrades and additions of new solutions, during a year, divided by our monthly recurring revenue at the beginning of the year.

Contracted Recurring Revenue: We refer to contracted recurring revenue as being inclusive of all revenue recognized relating to contracted minimums, variable revenue in excess of contracted amounts. Contracted recurring revenue does not include revenue from professional services or other sources of revenue that are not deemed to be recurring in nature.

CorePro: An agile, cloud-based core processor that provides API tools, supporting functionality designed to enable financial institutions, Fintechs and Brands to develop applications offering federally insured deposit accounts, leveraging a system of record for ledgering banking transactions including access to ACH payments and branded debit cards integrated into Visa or MasterCard networks.

Customers: We define customers as individuals or entities that have purchased one or more of our products under a unique customer identification number since our inception and individuals or entities that are contracted for at least one of our products. Each unique customer identification number constitutes a separate customer regardless of the amount purchased.

Customer Tiering: For our financial institution customers, we may refer to their designated tiering, which we use to group customers based upon the total assets they report. We define "Enterprise" customers as having total assets equal to or greater than $50 billion. We define "Tier 1" customers as having total assets equal to or greater than $5 billion but less than $50 billion. We define "Tier 2" customers as having total assets equal to or greater than $1 billion but less than $5 billion. We define "Tier 3" customers as having total assets less than $1 billion. Total assets are reported by financial institutions to the FDIC and NCUA, respectively, and are disclosed on a quarterly basis.

Digital Banking Platform: Our digital banking platform supports our financial institution customers, or FI's, in their delivery of unified digital banking services across digital channels. Our open digital banking platform provides our FI customers with the tools, knowledge, and access necessary to customize and extend the platform, allowing our FI customers to deliver targeted experiences and branding to End Users

Net Operating Efficiency: Net operating efficiency is calculated by dividing a financial institution's non-interest expenses by their net income. Financial Institutions strive for lower efficiency ratios which might demonstrate positive cash flow and earnings.

Definitions

Non-GAAP Revenue: We define non-GAAP revenue as total revenue excluding the impact of purchase accounting. We monitor these measures to assess our performance because we believe our revenue growth rates would be understated without these adjustments. We believe presenting non-GAAP revenue aids in the comparability between periods and in assessing our overall operating performance.

Prior to the fourth quarter of 2019, there was no impact of purchase accounting on revenue, so our non-GAAP total revenue was equivalent to our GAAP total revenue prior to that point.

Premier Services: Premier services revenue is generated from established customer relationships for ongoing professional services and is therefore deemed to be recurring in nature.

Registered Users: We define a registered user as an individual related to an account holder of an Installed Customer on our Digital Banking Platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented.

Revenue Retention Rate: the total revenues in a calendar year, excluding any revenues from solutions of businesses acquired during such year, from customers who were implemented on any of our solutions as of December 31 of the prior year, expressed as a percentage of the total revenues during the prior year from the same group of customers.

SDK: Software Development Kit

Total Customer Deposits: Total customer deposits as reported by financial institutions to the FDIC and NCUA, respectively.

Reconciliation of GAAP to Non-GAAP Revenue Guidance

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Revenue Guidance
(in thousands)

	Full Year 2021 Guidance			
	Low		High	
GAAP revenue	$	497,675	$	499,175
Deferred revenue reduction from purchase accounting		2,125		2,125
Non-GAAP revenue	$	499,800	$	501,300

This table reflects the reconciliation provided by Q2 in its earnings release on November 3, 2021 for the quarter ending September 30, 2021 and should be interpreted in this presentation as having been made as of that date. Q2 is not updating such prior guidance as of the date of this presentation.